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                                                                  EXHIBIT 10.130


                     AMENDED AND RESTATED EXCHANGE AGREEMENT

                  Amended and Restated Exchange Agreement (the "Agreement") dated as of October 26, 1998, by and between Ramsay Health Care, Inc., a Delaware corporation ("RHCI"), and Paul Ramsay Holdings Pty. Limited , an Australian corporation ("Holdings" or "Investor").

                                R E C I T A L S:

                  WHEREAS, the Board of Directors of RHCI has authorized the exchange of 4,000 shares of outstanding Class B Preferred Stock, Series 1997-A, $1.00 par value (the "Series 1997-A Preferred Stock"), held by Holdings (the "Holding Series 1997-A Preferred Stock") for an aggregate number of shares of common stock, $.01 par value ("Common Stock"), of RHCI equal to (a) the sum of
(i) $4,000,000 plus (ii) the aggregate amount of accrued but unpaid dividends due on the Holdings Series 1997-A Preferred Stock as of the Closing Date (as hereinafter defined) divided by (b) an amount equal to the closing bid price per share of Common Stock on the Nasdaq Stock Market on the date hereof, that is $1 1/8 per share (the "Per Share Purchase Price"); and

                  WHEREAS, the Board of Directors of RHCI has authorized the exchange of $1,000,000 of the principal amount of the Junior Subordinated Bridge Note due September 30, 2005 (the "Note") in the original principal amount of $2,553,125 made by RHCI in favor of Holdings for an aggregate number of shares of Common Stock equal to (a) $1,000,000 divided by (b) the Per Share Purchase Price.

                  NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION I
                                ISSUANCE OF STOCK

                  A. Subject to the terms and conditions hereof, at the First Closing (as hereinafter defined), (a) RHCI shall issue and deliver to Holdings the aggregate number of shares of Common Stock (the "First Shares") equal to (i) $600,000 divided by (ii) the Per Share Purchase Price, and (b) the principal amount of the Note shall be reduced to $1,953,125.

                  B. Subject to the terms and conditions hereof, at the Second Closing (as hereinafter defined), Holdings shall surrender and deliver the Holdings Series 1997-A Preferred Stock to RHCI for cancellation, together with stock powers duly executed in blank, and RHCI shall issue and deliver to Holdings the aggregate number of shares of Common Stock (the "Preferred Exchange Shares") equal to (a) the sum of (i) $4,000,000








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plus (ii) the aggregate amount of accrued but unpaid dividends due on the
Holdings Series 1997-A Preferred Stock as of the Second Closing Date divided by
(b) the Per Share Purchase Price, all as set forth on Schedule I hereto, which
Schedule I shall be completed and attached hereto on the Second Closing Date.

                 C. Subject to the terms and conditions hereof, at the Second Closing, (a) RHCI shall issue and deliver Holdings the aggregate number of shares of Common Stock (the "Note Exchange Shares"; and together with the Preferred Exchange Shares, "Second Shares") equal to (i) $400,000 plus all accrued and unpaid interest thereon divided by (ii) Per Share Purchase Price and
(b) the principal amount of the Note shall be reduced to $1,553,125.

                                   SECTION II
                     REPRESENTATIONS AND WARRANTIES OF RHCI

                  RHCI hereby represents and warrants to the Investor, as of the date hereof, that:

                  A. ORGANIZATION; GOOD STANDING. RHCI is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged.

                  B. AUTHORITY. RHCI has the corporate power and authority to issue and deliver the Shares in accordance with the terms hereof. RHCI has taken all necessary corporate action to duly authorize the execution and delivery of this Agreement, the performance by it of its covenants and agreements hereunder and the consummation by it of the transactions contemplated hereby, and this Agreement constitutes a valid and legally binding obligation of RHCI enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity. Upon issuance and delivery of the Shares pursuant to the terms and conditions hereof, the Shares will be validly issued, fully paid and nonassessable shares of Common Stock.

                  C. NO LEGAL BAR; CONFLICTS. Neither the execution and delivery of this Agreement by RHCI, nor the consummation by RHCI of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or By-Laws of RHCI or, subject to the expiration or termination of all applicable waiting periods under the HSR Act (as hereinafter defined), any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency binding on RHCI, or, subject to obtaining all necessary lender consents, if any, conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which RHCI is a party or by which RHCI or any of its assets is bound.








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                  D. CAPITALIZATION. After giving effect to the Closing and the issuance of the Shares pursuant to this Agreement, as of the Closing Date the authorized capital stock of the Company consists of 31,800,000 shares, of which
(a) 30,000,000 shares consist of Common Stock, 10,877,982 of which are issued and outstanding as of the date hereof and 14,785,618 of which shall be issued and outstanding as of the First Closing Date after giving effect to the First Closing and the private placement of $3.5 million of shares of Common Stock (assuming a $1.375 per share Per Share Purchase Price); (b) 800,000 shares consist of Class A Preferred Stock, par value $1.00 per share, none of which are issued and outstanding as of the date hereof or as of the First and the Second Closing Date after giving effect to the Closings; and (c) 1,000,000 shares consist of Class B Preferred Stock, par value $1.00 per share ("Class B Preferred Stock"), 152,231 shares of which have been authorized and designated as "Series C," 142,486 of which are issued and outstanding as of the date hereof and as of the Closing Dates after giving effect to the First and the Second
Closings: 100,000 shares of which have been authorized and designated as "Series 1996," all of which are issued and outstanding as of the date hereof and as of the First and the Second Closing Dates after giving effect to the Closings:
100,000 shares of which have been authorized and designated as "Series 1997," none of which are issued and outstanding as of the date hereof and as of the First and the Second Closing Date after giving effect to the Closings; and 4,000 shares of which have been authorized and designated as "Series 1997-A," all of which are issued and outstanding as of the date hereof and none of which shall be issued and outstanding as of the Second Closing Date after giving effect to the Second Closing. Except as set forth on Schedule II hereto (i) no Options or Convertible Securities (each as defined below) are authorized or outstanding, and (ii) there is no commitment of RHCI to issue any such Options or Convertible Securities. For purposes hereof, the term "Convertible Securities" shall mean any evidence of indebtedness, shares or other securities convertible into or exchangeable for shares of Common Stock, and the term "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities.

                                   SECTION III

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

                  The Investor hereby represents and warrants to RHCI, as of the date hereof, that:

                  A. AUTHORITY. Such Investor has the corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by such Investor, the performance by it of its covenants and agreements hereunder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.





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                  B. NO LEGAL BAR; CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation by such Investor of the transactions contemplated hereby, violates any provision of its Articles of Incorporation or By-Laws or, subject to the expiration or termination of all applicable waiting periods under the HSR Act, if any, law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency binding on it, or, subject to obtaining all necessary lender consents, if any, conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which such Investor is a party or by which it or any of its assets is bound.

                  C. INVESTMENT IN RHCI.

                           (i) the Investor understands that RHCI proposes to
issue and deliver to it the shares of Common Stock pursuant to this Agreement without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); that for such purpose RHCI will rely upon the representations and warranties of the Investor contained herein; and that such non-compliance with registration is not permissible unless such representations and warranties are correct.

                           (ii) The Investor understands that, under existing
rules of the Securities and Exchange Commission (the "SEC"), it may be unable to sell the shares of Common Stock except to the extent they may be sold (i) pursuant to an effective registration statement covering the such shares pursuant to the Securities Act and applicable state securities laws or an applicable exemption therefrom or (ii) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on any resale or (iii) subject to the restrictions contained in Rule 144 under the Securities Act ("Rule 144").

                           (iii) The Investor is familiar with the provisions of
Rule 144 and the limitations upon the availability and applicability of such rule.

                           (iv) The Investor is a sophisticated investor
familiar with the type of risks inherent in the acquisition of restricted securities such as the Common Stock and its financial position is such that it can afford to retain such securities for an indefinite period of time without realizing any direct or indirect cash return on its investment.

                           (v) The Investor has such knowledge and experience in
financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the issuance of the Common Stock to it and to evaluate the merits and risks of an investment in the Common Stock and to make an informed investment decision with respect thereto.

                           (vi) The Investor is acquiring the Common Stock as an
investment for its sole account, and without any present view towards the sale or other distribution thereof.







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                           (vii) The Investor is an "accredited investor" as
that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

                                   SECTION IV

                      CONDITIONS TO CLOSING; EFFECTIVE DATE

                  1.A. CONDITIONS TO OBLIGATIONS OF RHCI TO FIRST CLOSING. The obligations of RHCI to consummate the closing of the transactions contemplated by Section I(A) hereof shall be subject to the satisfaction of each and every one of the following conditions, on or before the First Closing Date (as hereinafter defined), all or any of which may be waived, in whole or in part, by
RHCI:

                           (i) REPRESENTATIONS AND WARRANTIES. All
representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects at and as of the First Closing Date as though such representations and warranties were made at and as of such time.

                           (ii) THIRD PARTY CONSENTS. All necessary lender
consents, if any, shall have been obtained by RHCI and the Investor. (iii) DELIVERIES. The Investor shall have made or stand willing and able to make all the deliveries to RHCI set forth in Section V(1)(B) hereof.

                           (iv) NO ACTION OR OTHER PROCEEDING PENDING. No
action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transaction contemplated hereby.

                  B. CONDITIONS TO OBLIGATIONS OF THE INVESTOR TO FIRST CLOSING. The obligations of the Investor to consummate the closing of the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the First Closing Date, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by the
Investor:

                           (i) REPRESENTATIONS AND WARRANTIES. All
representations and warranties of RHCI contained in this Agreement shall be true and correct in all material respects at and as of the First Closing Date as though such representations and warranties were made at and as of such time.

                           (ii) THIRD PARTY CONSENTS. All necessary lender
consents, if any, shall have been obtained by RHCI and the Investor.

                           (iii) DELIVERIES. RHCI shall have made or stand
willing and able to make all the deliveries to the Investor set forth in Section V(1)(C) hereof.







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                           (iv) NO ACTION OR OTHER PROCEEDING PENDING. No
action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transaction contemplated hereby.

                  2.A. CONDITIONS TO OBLIGATIONS OF RHCI TO SECOND CLOSING. The obligations of RHCI to consummate the closing of the transactions contemplated by Sections I(B) and I(C) hereof shall be subject to the satisfaction of each and every one of the following conditions, on or before the Second Closing Date, all or any of which may be waived, in whole or in part, by RHCI:

                           (i) REPRESENTATIONS AND WARRANTIES. All
representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects at and as of the Second Closing Date as though such representations and warranties were made at and as of such time.

                           (ii) HSR ACT APPROVAL. The waiting periods applicable
to this Agreement and the transactions contemplated hereby, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), if any, shall have expired or been terminated.

                           (iii) THIRD PARTY CONSENTS. All necessary lender
consents, if any, shall have been obtained by RHCI and the Investor.

                           (iv) DELIVERIES. The Investor shall have made or
stand willing and able to make all the deliveries to RHCI set forth in Section V(2)(B) hereof.

                           (v) NO ACTION OR OTHER PROCEEDING PENDING. No action,
proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transaction contemplated hereby.

                  B. CONDITIONS TO OBLIGATIONS OF THE INVESTOR TO SECOND CLOSING. The obligations of the Investor to consummate the closing of the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Second Closing Date, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by the Investor:

                           (i) REPRESENTATIONS AND WARRANTIES. All
representations and warranties of RHCI contained in this Agreement shall be true and correct in all material respects at and as of the Second Closing Date as though such representations and warranties were made at and as of such time.

                           (ii) HSR ACT APPROVAL. The waiting periods applicable
to this Agreement and the transactions contemplated hereby under the HSR Act, if any, shall have expired or been terminated.



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                           (iii) THIRD PARTY CONSENTS. All necessary lender
consents, if any, shall have been obtained by RHCI and the Investor.

                           (iv) DELIVERIES. RHCI shall have made or stand
willing and able to make all the deliveries to the Investor set forth in Section V(2)(C) hereof.

                           (v) NO ACTION OR OTHER PROCEEDING PENDING. No action,
proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transaction contemplated hereby.

                                    SECTION V
                         CLOSING AND CLOSING DELIVERIES

                  1.A. FIRST CLOSING. The closing of the transactions contemplated by Section I(A) hereof (the "First Closing") shall occur on October 30, 1998 (the "First Closing Date"), and shall be held at the offices of the Corporation set forth in Section VI below, commencing at 10:00 a.m. local time, or at such other time and place as RHCI and the Investor may mutually agree.

                  B. DELIVERIES BY THE INVESTOR. Subject to the terms and conditions hereof, on the First Closing Date:

                           (i)      Holdings shall deliver to RHCI:

                                    (a)  such certificates or documents as
                                         may be reasonably requested by
                                         RHCI.

                  C. DELIVERIES BY RHCI. Subject to the terms and conditions hereof, on the First Closing Date, RHCI shall deliver:

                                    (a)  the First Shares to Holdings; and

                                    (b)  such certificates or documents as may
                                         be reasonably requested by the
                                         Investor

                  2.A. SECOND CLOSING. The closing of the transactions contemplated by Sections I(B) and I(C) hereof (the "Second Closing") shall occur within 5 business days after the satisfaction or waiver of all conditions precedent set forth in Section IV(2) hereof (the "Second Closing Date"), and shall be held at the offices of the Corporation set forth in Section VI below, commencing at 10:00 a.m. local time, or at such other time and place as RHCI and the Investor may mutually agree.

                  B. DELIVERIES BY THE INVESTOR. Subject to the terms and conditions hereof, on the Second Closing Date:

                           (i)      Holdings shall deliver to RHCI:



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                                    (a)  the Holdings Series 1997-A Preferred
                                         Stock, together with stock powers duly
                                         executed in blank, and

                                    (b)  such other certificates or documents as
                                         may be reasonably requested by RHCI.

                  C. DELIVERIES BY RHCI. Subject to the terms and conditions hereof, on the Second Closing Date, RHCI shall deliver:

                                    (a)  the Second Shares to Holdings; and

                                    (b)  such other certificates or documents as
                                         may be reasonably requested by the
                                         Investor


                                   SECTION VI
                                  MISCELLANEOUS

                  A. NOTICES. All notices, requests or instructions hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or sent via facsimile transmission as follows:

                     (1)      if to RHCI:

                              Columbus Center
                              One Alhambra Plaza, Suite 750
                              Coral Gables, Florida 33134
                              Attention:  President
                              Telecopier: (305) 569-4647
                              Telephone:  (305) 569-6993

                     (2)      if to the Investor:

                              154 Pacific Highway
                              St. Leonards NSW 2065
                              Australia
                              Attention:  Paul J. Ramsay
                              Telecopier: 011-612-94-333-460
                              Telephone:  011-612-94-333-444

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, two days after the date of mailing, if mailed, or on the day of transmission, if sent via facsimile provided telephonic confirmation of receipt is obtained promptly after completion of transmission.





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                  B. SURVIVAL OF REPRESENTATIONS. Each representation, warranty, covenant and agreement of the parties hereto herein contained shall survive the execution of this Agreement, notwithstanding any investigation at any time made by or on behalf of any party hereto.

                  C. ENTIRE AGREEMENT. This Agreement and the documents referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

                  D. ASSIGNMENT. This Agreement shall not be assignable by RHCI, or the Investor except pursuant to a writing executed by each of the parties hereto; provided, however, that each Investor may assign this Agreement to any corporation or other entity directly or indirectly controlled by Paul J. Ramsay and provided further that any party hereto may assign this Agreement and its rights hereunder to any bank or other financial institution as collateral security in connection with any lending transaction.

                  E. INVALIDITY, ETC. If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

                  F. EXPENSES. Each of the parties hereto shall bear such party's own expenses in connection with this Agreement and the transactions contemplated hereby, except that RHCI shall pay all filing fees in connection with any required filings under the HSR Act.

                  G. HEADINGS; GENDER. The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement. In this Agreement references to a particular gender shall include the other genders as the context requires.

                  H. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  I. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State.

                  J. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                                  *     *     *



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                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                      RAMSAY HEALTH CARE, INC.



                                      By:
                                         ---------------------------------------
                                         Name: Luis E. Lamela
                                         Title:    Chief Executive Officer

                                      PAUL RAMSAY HOLDINGS PTY. LIMITED



                                      By:
                                         ---------------------------------------
                                         Name: Peter J. Evans
                                         Title:   Director